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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): January 26, 2000

AMERICAN GENERAL FINANCE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Indiana (State or Other (Jurisdiction Incorporation)	1-6155 (Commission File Number)	35-0416090 IRS Employer Identification No.)

601 N.W. Second Street, Evansville, IN 47708
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (812) 424-8031

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Item 5.     Other Events.

          On January 26, 2000, American General Finance Corporation (the "Company") issued an Earnings Release announcing certain unaudited financial results of the Company for the three- and twelve-month periods ended December 31, 1999.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits	The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:
Exhibit Number 99

Description

Earnings Release issued by American General Finance Corporation on January 26, 2000 regarding certain of its unaudited financial results for the three- and twelve-month periods ended December 31, 1999.

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SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    January 27, 2000
AMERICAN GENERAL FINANCE CORPORATION By: /s/ GEORGE W. SCHMIDT George W. Schmidt Controller and Assistant Secretary

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EXHIBIT INDEX
Exhibit Number 99

Description

Earnings Release issued by American General Finance Corporation on January 26, 2000 regarding certain of its unaudited financial results for the three- and twelve-month periods ended December 31, 1999.